UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2007

BEVERLY HILLS BANCORP INC.

DELAWARE	0-21845	93-1223879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23901 Calabasas Road, Suite 1050

Calabasas, CA 91302

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 223-8084

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2007, the Board of Directors of Beverly Hills Bancorp Inc. (the “Company”) approved the payment of the following bonuses to the Company’s named executive officers for the year ended December 31, 2006:

Executive Officer	Title	Amount
Takeo K. Sasaki	Executive Vice President and Chief Financial Officer	$95,000
Annette J. Vecchio	Executive Vice President and Chief Credit Officer, First Bank of Beverly Hills	$85,000
Bryce W. Miller	Executive Vice President and Chief Administrative Officer, First Bank of Beverly Hills	$90,000
John A. Kardos	Senior Vice President of Funding and Investments, First Bank of Beverly Hills	$70,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2007	BEVERLY HILLS BANCORP INC.
Registrant

/s/ Larry B. Faigin
Larry B. Faigin
Chief Executive Officer